                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 1

         This AMENDMENT NO. 1, dated as of July 15, 2002 (this "Amendment"), is made by and among WEEKLY READER CORPORATION, a Delaware corporation ("WRC"), and COMPASSLEARNING, INC., a Delaware corporation (formerly known as JLC Learning Corporation) ("CLI" and, together with WRC, the "Borrowers"), WRC MEDIA INC., a Delaware corporation ("Holdings"), the Lenders signatory hereto, CREDIT SUISSE FIRST BOSTON, as the syndication agent (the "Syndication Agent") for the Lenders, and as the Lead Arranger and Sole Book Running Manager, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

         WHEREAS, the Borrowers, the various financial institutions party thereto from time to time (each a "Lender" and, collectively, the "Lenders"), the Syndication Agent, the Administrative Agent and General Electric Capital Corporation, as the Documentation Agent for the Lenders, have heretofore entered into an Amended and Restated Credit Agreement dated as of May 9, 2001 (as heretofore amended, the "Credit Agreement"); and

         WHEREAS, Holdings and the Borrowers desire to amend the Credit Agreement to, among other things, revise certain financial covenants and allow a newly-formed, wholly owned Restricted Subsidiary of Holdings to conduct certain activities in accordance with the terms of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms defined in the Credit Agreement shall have the same meanings when used in this Amendment. The following additional terms, as used herein, shall have the following respective meanings:

         "Amendment" has the meaning set forth in the preamble hereof.

         "First Amendment Effective Date" has the meaning set forth in Article III hereof.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of Holdings and the Borrowers contained herein, the Credit Agreement is hereby amended, as of the First Amendment Effective Date, in accordance with this Article II.

Section 2.01      Amendments to Section 1.1.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

         "WRC Marketing Corp." means WRC Marketing Corp., a Delaware corporation and a direct, wholly owned Domestic Subsidiary and Restricted Subsidiary of Holdings.
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         (b) Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (i) the definition of "Acquisition" is amended by deleting the parenthetical at the end thereof and inserting in place thereof "(provided that a Borrower, WRC Marketing Corp. or one of their respective Subsidiaries is the surviving entity)";

                  (ii) the definition of "Change in Control" is amended by re-lettering the existing clause (i) thereof as clause (j) and inserting a new clause (i) to read "the failure of Holdings at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Capital Securities of WRC Marketing Corp., such capital Securities to be held free and clear of all Liens (other than Liens granted under a Loan Document); or";

                  (iii) the definition of "Controlled Group" is amended by inserting ", WRC Marketing Corp." immediately after "Holdings";

                  (iv) the definition of "Current Assets" is amended by inserting "or WRC Marketing Corp." immediately after "Borrowers";

                  (v) the definition of "Disposition" is amended by deleting "either of the Borrower's or their respective Subsidiaries' assets" and inserting in place thereof "any assets of Holdings or any of its Subsidiaries";

                  (vi) each of clauses (iv) and (v) of clause (b) of the definition of "Excess Cash Flow" is amended by deleting "the Borrowers and their respective Subsidiaries" and inserting in place thereof "the Borrowers, WRC Marketing Corp. and their respective Subsidiaries";

                  (vii) clause (ii) of clause (b) of the definition of "Fixed Charge Coverage Ratio" is amended by inserting "WRC Marketing Corp.," immediately before "the Borrowers and their respective Subsidiaries";

                  (viii) the definition of "Foreign Pledge Agreement" is amended by deleting "either Borrower or any of its Subsidiaries" and inserting in place thereof "either Borrower, WRC Marketing Corp. or any of their respective Subsidiaries";

                  (ix) the definition of "Impermissible Qualification" is amended by (A) deleting the words "Holdings or either Borrower" and inserting in place thereof "Holdings, either Borrower or any of their respective Subsidiaries" and (B) deleting the words "such Borrower" and inserting in place thereof "a Borrower";

                  (x) the definition of "Interest Expense" is amended by inserting ", WRC Marketing Corp." immediately before each of the two iterations of "and their respective Subsidiaries)";

                  (xi) the definition of "Obligor" is amended by inserting ", WRC Marketing Corp." immediately before "and each other Person";

                  (xii) (A) clause (c) of the definition of "Permitted Asset Disposition" is amended by inserting "or WRC Marketing Corp." immediately after "either Borrower" and (B) clause (e) of the definition of "Permitted Asset Disposition" is amended by inserting ", WRC Marketing Corp." immediately after "either of the Borrowers";

                  (xiii) the definition of "Pledged Subsidiary" is amended by inserting ", WRC Marketing Corp." immediately after "either Borrower";

                  (xiv) the definition of "Restricted Payment" is amended and restated to read in its entirety as follows: "`Restricted Payment' means (a) the declaration or payment of any dividend (other than dividends payable solely in Capital Securities of either Borrower or WRC Marketing Corp.) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Securities of either Borrower, WRC Marketing Corp. or any Subsidiary or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of either Borrower, WRC Marketing Corp. or any Subsidiary or otherwise, (b) the exchange of the Capital Securities of either Borrower for the Capital Securities of Holdings other than in connection with a Permitted Equity Exchange or the exchange of the Capital Securities of WRC Marketing Corp. for the Capital Securities of Holdings, (c) the making of any Investment in Holdings by any of its Subsidiaries, or (d) the payment of any Management Fee.";

                  (xv) the definition of "Secured Hedging Agreements" is amended by (A) deleting "either Borrower or any of its Subsidiaries" and inserting in place thereof "either Borrower, WRC Marketing Corp. or any of their respective Subsidiaries" and (B) inserting ", WRC Marketing Corp." immediately after "such Borrower";

                  (xvi) the definition of "Subsidiary" is amended by deleting "the applicable Borrower" at the end thereof and inserting in place thereof "Holdings, WRC Marketing Corp. or a Borrower, as applicable";

                  (xvii) the definition of "Subsidiary Guarantor" is amended by deleting "Subsidiary of Holdings or the Borrowers" and inserting in place thereof "Subsidiary of Holdings, the Borrowers or WRC Marketing Corp.";

                  (xviii) the definition of "Subsidiary Guaranty" is amended by deleting "Exhibit J or Section 7.1.8" and inserting in place thereof "Exhibit J, or Section 7.1.8";

                  (xix) the definition of "Transaction Documents" is amended by inserting ", WRC Marketing Corp." immediately after "Organic Documents of each Borrower";

                  (xx) the definition of "Unrestricted Subsidiary" is amended by inserting "(or, in the case of ChildU, for the Fiscal Quarter immediately preceding the date of such designation)" immediately following "designation" in the second proviso thereto; and

                  (xxi) the definition of "wholly owned" is amended by deleting "either Borrower" and inserting in place thereof "Holdings, WRC Marketing Corp. or a Borrower, as applicable".

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         Section 2.02 Amendment to Section 2.1.3. Clause (a) of Section 2.1.3 of
the Credit Agreement is hereby amended by deleting "the applicable Borrower or any of its Subsidiaries" and inserting in place thereof "the applicable Borrower or any Subsidiary Guarantor".

         Section 2.03 Amendment to Section 2.6.2. Section 2.6.2 of the Credit Agreement is hereby amended by deleting "Subsidiary of either such Borrower)" at the end thereof and inserting in place thereof "Subsidiary Guarantor)".

         Section 2.04 Amendments to Section 3.1.1. Each of clauses (e) and (f) of Section 3.1.1 of the Credit Agreement is hereby amended by (i) deleting "their or such Subsidiary's good faith intention" in the first proviso thereto and inserting in place thereof "the good faith intention of such Borrower or such Subsidiary", (ii) deleting "the Borrowers' and their respective Subsidiaries' business activities in accordance with Section 7.2.1, and the Borrowers or such Subsidiary" in the proviso thereof and inserting in place thereof "the business activities of Holdings, either Borrower or any of their respective Subsidiaries in accordance with Section 7.2.1, and Holdings, either Borrower or such Subsidiary" and (iii) inserting "Holdings, either Borrower" immediately after each of the two iterations of "the Borrowers" in the second proviso thereto.

         Section 2.05 Amendment to Section 6.8. Section 6.8 of the Credit Agreement is hereby amended by (a) inserting ", WRC Marketing Corp." in the first sentence thereof immediately after "Unrestricted Subsidiaries" and (b) deleting "Each Borrower has no Subsidiaries, except those Subsidiaries" in the second sentence thereof and inserting in place thereof "WRC Marketing Corp. and the Borrowers have no Subsidiaries, except those Subsidiaries".

         Section 2.06 Amendment to Section 7.1.3. Section 7.1.3 of the Credit Agreement is hereby amended by deleting "each Borrower and its Subsidiaries may be properly conducted at all times, unless such Borrower or such Subsidiary" and inserting in place thereof "each Borrower, WRC Marketing Corp. and each of their respective Subsidiaries may be properly conducted at all times, unless such Borrower, WRC Marketing Corp. or such Subsidiary".

         Section 2.07 Amendment to Section 7.1.4. Clause (a) of Section 7.1.4 of the Credit Agreement is hereby amended by deleting "the Borrowers and their Subsidiaries" and inserting in place thereof "the Borrowers, WRC Marketing Corp. and their respective Subsidiaries".

         Section 2.08 Amendment to Section 7.1.5. Section 7.1.5 is hereby amended by deleting "Holdings, either Borrowers or any other Obligor's" and inserting in place thereof "Holdings', either Borrowers' or any other Obligor's".

         Section 2.09 Amendments to Section 7.1.7. (a) Clause (a)(ii) of Section
7.1.7 of the Credit Agreement is hereby amended by deleting "general corporate purposes of the Borrowers and their respective Subsidiaries" and inserting in place thereof "general corporate purposes of the Borrowers, WRC Marketing Corp. and their respective Subsidiaries"; and (b) clause (b) of Section 7.1.7 of the Credit Agreement is hereby amended by deleting "and their Subsidiary Guarantors" and inserting in its place ", WRC Marketing Corp. and the Subsidiary Guarantors".

         Section 2.10 Amendment to Section 7.1.8. Section 7.1.8 of the Credit Agreement is hereby amended by (a) inserting ", WRC Marketing Corp." in the first sentence thereof immediately after "leaseholds of either Borrower", (b) inserting "Holdings, WRC Marketing Corp. or" in the second sentence thereof immediately after "Domestic Subsidiary of", (c) deleting "neither of the Borrowers or any of their Subsidiaries" in the first proviso to the third sentence thereof and inserting in place thereof "none of the Borrowers, WRC Marketing Corp., nor any of their respective Subsidiaries", and (d) deleting "neither Borrower nor" and inserting "none of the Borrowers, WRC Marketing Corp. or" in the second proviso to the third sentence thereof".

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         Section 2.11 Amendment to Section 7.2.1. Section 7.2.1 of the Credit
Agreement is hereby amended by deleting clause (a) thereof and inserting in place thereof "(a) its direct ownership of the Capital Securities of each of WRC, CLI, WRC Marketing Corp., ChildU and ThinkBox and its indirect ownership of the Capital Securities of each Subsidiary of WRC Marketing Corp., each Borrower, ChildU and ThinkBox and".

         Section 2.12 Amendments to Section 7.2.2. Section 7.2.2 of the Credit Agreement is hereby amended as follows:

                  (a) clause (d)(i) thereof is amended by deleting "such Borrower and its Subsidiaries" and inserting in place thereof "either Borrower and their respective Subsidiaries";

                  (b) clause (e) thereof is amended by inserting ", WRC Marketing Corp." immediately after "Indebtedness of the Borrowers";

                  (c) clause (e)(ii) thereof is amended by deleting each of the two iterations of "such Borrower and its Subsidiaries" therein and inserting in place thereof "a Borrower, WRC Marketing Corp. or their respective Subsidiaries";

                  (d) clause (f)(i) thereof is amended by inserting "of Holdings, WRC Marketing Corp. or either Borrower" immediately after "either Borrower or a Domestic Subsidiary" and clause (f)(ii) is amended by inserting "Foreign" immediately after "if incurred by a";

                  (e) clause (i) thereof is amended by inserting "or WRC Marketing Corp." immediately after "either Borrower";

                  (f) clause (n) thereof is amended by inserting ", WRC Marketing Corp." immediately after each of the two iterations of "Holdings" therein; and

                  (g) clause (o) thereof is amended by deleting such clause and inserting in place thereof "(o) other Indebtedness of the Borrowers, WRC Marketing Corp. and their respective Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to either Borrower, WRC Marketing Corp. or any of their respective Domestic Subsidiaries) in an aggregate amount at any time outstanding not to exceed $1,000,000.".

         Section 2.13 Amendments to Section 7.2.3. Section 7.2.3 of the Credit Agreement is hereby amended as follows:

                  (a) clause (k) thereof is amended by inserting ", WRC Marketing Corp." immediately after "either Borrower";

                  (b) clause (l) thereof is amended by deleting "of any Borrower or any of its Subsidiaries" and inserting in place thereof "any Borrower, WRC Marketing Corp. or any of their respective Subsidiaries";

                  (c) clause (m) thereof is amended by deleting such clause and inserting in place thereof "(m) banker's liens and rights of offset of the holders of Indebtedness of the Borrowers, WRC Marketing Corp. or their respective Subsidiaries on monies deposited by either Borrower, WRC Marketing Corp. or any such Subsidiary with such holders of Indebtedness in the ordinary course of business of either Borrower, WRC Marketing Corp. or any such Subsidiary; and"; and

                  (d) clause (n) thereof is amended by deleting such clause and inserting in place thereof "(n) other Liens that do not, individually or in the aggregate, attach to a material portion of the assets of the Borrowers, WRC Marketing Corp. or any of their respective Subsidiaries or the Capital Securities of either Borrower, WRC Marketing Corp. or any of their respective Subsidiaries and do not secure obligations in an aggregate amount in excess of $2,000,000.".

         Section 2.14 Amendments to Section 7.2.4.

                  (a) Clause (a) of Section 7.2.4 of the Credit Agreement is hereby amended and restated as follows:

                  "(a) Holdings and each Borrower will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                             Period                            Leverage Ratio
                             ------                            --------------
                    Closing Date to 09/30/00                      6.35:1.0
                      10/01/00 to 06/30/01                        5.95:1.0
                      07/01/01 to 09/30/01                        5.75:1.0
                      10/01/01 to 03/31/02                        5.65:1.0
                      04/01/02 to 09/30/02                        5.95:1.0
                      10/01/02 to 06/30/03                        5.75:1.0
                      07/01/03 to 09/30/03                        5.50:1.0
                      10/01/03 to 12/31/03                        5.00:1.0
                     01/01/04 and thereafter                      4.00:1.0"


                  (b) clause (b) of Section 7.2.4 of the Credit Agreement is hereby amended and restated as follows:

                  "(b) Holdings and each Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                                Fixed Charge
                             Period                            Coverage Ratio
                             ------                            --------------
                    Closing Date to 09/30/00                      1.05:1.0
                      10/01/00 to 12/31/01                        1.00:1.0
                      01/01/02 to 06/30/02                        1.05:1.0
                      07/01/02 to 12/31/02                        1.00:1.0
                      01/01/03 to 09/30/03                        1.05:1.0
                      10/01/03 to 12/31/03                        1.10:1.0
                     01/01/04 and thereafter                     1.50:1.0"

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         Section 2.15 Amendments to Section 7.2.5. Section 7.2.5 of the Credit
Agreement is hereby amended as follows:

                  (a) clause (d) thereof is amended by inserting ", WRC Marketing Corp." immediately after "Borrowers";

                  (b) clause (e) thereof is amended by deleting "or by any Restricted Subsidiary in other Restricted Subsidiaries" and inserting in place thereof ", by any Restricted Subsidiary in other Restricted Subsidiaries or by Holdings or either Borrower in WRC Marketing Corp." and by inserting "or in WRC Marketing Corp." at the end of clause (ii) thereof;

                  (c) clause (f) thereof is amended by (i) inserting ", WRC Marketing Corp." immediately after "Investments made by the Borrowers" and (ii) inserting "or WRC Marketing Corp., as applicable," at the end of clause (A) thereof;

                  (d) clause (i) thereof is amended by deleting "either Borrower or any Subsidiary" and inserting in place thereof "either Borrower, WRC Marketing Corp. or any of their respective Subsidiaries"; and

                  (e) the proviso thereto is amended by designating clauses (l) and (m) thereof as clauses (i) and (ii).

         Section 2.16 Amendments to Section 7.2.6. Section 7.2.6 of the Credit Agreement is hereby amended as follows:

                  (a) clause (a) thereof is amended by deleting such clause and inserting in place thereof "(a) Restricted Payments made by Subsidiaries to a Borrower or WRC Marketing Corp. or to a wholly owned Restricted Subsidiary of a Borrower or of WRC Marketing Corp.";

                  (b) clause (b) thereof is amended by (i) deleting "the Borrowers and the Subsidiaries" and inserting in place thereof "the Borrowers, WRC Marketing Corp. and their respective Subsidiaries", (ii) deleting "any Borrower or Subsidiary" in the proviso thereto and inserting in place thereof "any Borrower, WRC Marketing Corp. or such Subsidiary", (iii) deleting "another Borrower or Subsidiary" in the proviso thereto and inserting in place thereof "another Borrower, WRC Marketing Corp. or another Subsidiary" and (iv) deleting "such other Borrower or Subsidiary" in the proviso thereto and inserting in place thereof "such other Borrower, WRC Marketing Corp. or such other Subsidiary";

                  (c) each of clauses (f) and (g) thereof are hereby amended by inserting "or WRC Marketing Corp." immediately after "Restricted Payments made by the Borrowers";

                  (d) each of clauses (c), (d) and (e) thereof are hereby amended by inserting "or WRC Marketing Corp." immediately after "the Borrowers"; and

                  (e) the proviso at the end of such Section is amended by deleting "the Borrower" and inserting in place thereof "the Borrowers".

         Section 2.17 Amendment to Section 7.2.7. Section 7.2.7 is hereby amended by deleting "the Borrowers and their respective Subsidiaries" and inserting in place thereof "the Borrowers, WRC Marketing Corp. and their respective Subsidiaries".

         Section 2.18 Amendment to Section 7.2.8. Clause (b) of Section 7.2.8 is hereby amended by inserting ", WRC Marketing Corp." immediately after "each Borrower".

         Section 2.19 Amendments to Section 7.2.9. (a) Section 7.2.9 of the Credit Agreement is hereby amended by deleting "either Borrower, and each Borrower will not" and inserting in place thereof "either Borrower or WRC Marketing Corp. or any of its Subsidiaries, and each Borrower will not";

                  (b) clause (i) of Section 7.2.9 of the Credit Agreement is hereby amended and restated to read as follows: "issue any Capital Securities (whether for value or otherwise) to any Person other than
         (A) to a Borrower, WRC Marketing Corp. or another wholly owned Restricted Subsidiary or (B) in the case of WRC Marketing Corp. or a Borrower, to Holdings";

                  (c) clause (ii) of Section 7.2.9 of the Credit Agreement is hereby amended by deleting "Holdings, either Borrower or any Subsidiary" and inserting in place thereof "Holdings, either Borrower or any of their respective Subsidiaries"; and

                  (d) clause (A) of Section 7.2.9 of the Credit Agreement is hereby amended by inserting "by CLI or WRC" at the beginning thereof.

         Section 2.20 Amendments to Section 7.2.10. (a) Clause (a) of Section
7.2.10 of the Credit Agreement is hereby amended and restated as follows: "(a) any Restricted Subsidiary of a Borrower or WRC Marketing Corp. may liquidate or dissolve voluntarily into, and may merge with and into, either Borrower, WRC Marketing Corp. or any other Restricted Subsidiary of a Borrower or WRC Marketing Corp. (provided, however, that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, either Borrower, WRC Marketing Corp. or another Subsidiary Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by either Borrower, WRC Marketing Corp. or any other Restricted Subsidiary (provided, however, that the assets or Capital Securities of any Subsidiary Guarantor may only be purchased or otherwise acquired by either Borrower, WRC Marketing Corp. or another Subsidiary Guarantor); provided, further, that in no event shall any Pledged Subsidiary consolidate with or merge with and into (x) any Unrestricted Subsidiary or (y) any other Subsidiary which is not another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;"; and

                  (b) Clause (c) of Section 7.2.10 of the Credit Agreement is hereby amended by deleting each of the two iterations of "either Borrower or any of its Subsidiaries" and inserting in place thereof "either Borrower, WRC Marketing Corp. or any of their respective Subsidiaries".

         Section 2.21 Amendments to Section 7.2.12. Clause (a) of Section 7.2.12 of the Credit Agreement is hereby amended by deleting "such Borrower" and inserting in place thereof "the applicable Obligor".

         Section 2.22 Amendments to Section 7.2.13. Section 7.2.13 of the Credit Agreement is hereby amended by inserting "(A)" immediately before clause (i) thereof and by inserting "or (B) is among any of WRC Marketing Corp., any Borrower or any other Subsidiary; provided, that any transaction referred to in this clause (B) involving any Subsidiary that is not a Subsidiary Guarantor shall, as such transaction relates to such Subsidiary that is not a Subsidiary Guarantor, be (i) on terms no less favorable to each Obligor party than it could obtain in an arm's length transaction with a Person that is not an Affiliate and
(ii) of the kind that would be entered into by a prudent Person in the position of such Obligor party with a Person that is not one of its Affiliates" at the end of clause (ii) thereof.

         Section 2.23 Amendment to Section 11.3. Section 11.3 of the Credit Agreement is hereby amended by deleting "Mayer, Brown & Platt" and inserting in place thereof "Mayer, Brown, Rowe & Maw".

                                  ARTICLE III
                      CONDITIONS PRECEDENT TO EFFECTIVENESS

         Section 3.01 Conditions. This Amendment (and the amendments contained herein) shall become effective, subject to the last paragraph of this Article III, on the date (the "First Amendment Effective Date") when each of the conditions set forth in this Article III shall have been satisfied.

                  (a) Counterparts and Lender Consents. The Administrative Agent shall have received counterparts of this Amendment executed on behalf of Holdings, each Borrower and the Required Lenders.

                  (b) Affirmation and Acknowledgment. The Agents shall have received, with counterparts for each Lender, a duly executed copy of the Affirmation and Acknowledgment to this Amendment, substantially in the form of Annex I hereto and dated the First Amendment Effective Date, duly executed and delivered by each of the Obligors other than Holdings and the Borrowers.

                  (c) Amendment Fee. The Agents shall have received, for the account of each Lender that executes and delivers to the Agents a counterpart of this Amendment on or prior to 5:00 p.m., New York time, on July 15, 2002 (the "Fee Calculation Date"), an amendment fee equal to 0.20% of each such Lender's Percentage of the Total Exposure Amount as of the Fee Calculation Date.

                  (d) Other Costs and Expenses. The Agents shall have received all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.

         All corporate and legal proceedings and instruments and agreements relating to the transactions contemplated by this Amendment or in any other document delivered in connection herewith shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down certificates, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the First Amendment Effective Date. The certificates and opinions referred to in this Section shall be dated the First Amendment Effective Date.

         On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto; provided that the amendments thereto (other than those set forth in Sections 2.01(b)(xviii) and (xx), 2.02, 2.03, 2.08, 2.14, 2.15(e), 2.16(e), 2.21 and 2.23) shall have no force or effect until such time as Holdings causes WRC Marketing Corp. to become a wholly owned Domestic Subsidiary and Restricted Subsidiary of Holdings and the requirements of Section 7.1.8 of the Credit Agreement are satisfied with respect to WRC Marketing Corp. (including the delivery of duly executed supplements to the Subsidiary Guaranty and the Security and Pledge Agreement and such other instruments and documents (including a legal opinion of counsel to Holdings) as the Agents shall reasonably request). On and after the First Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement as amended by this Amendment; provided that the rights and obligations of the parties hereto with respect to the period prior to the First Amendment Effective Date shall continue to be governed by the provisions of the Credit Agreement. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the First Amendment Effective Date be deemed to refer to the Credit Agreement as amended by this Amendment, and, as used in this Amendment, the terms, "herein", "hereafter", "hereto", and words of similar import shall mean, from and after the First Amendment Effective Date, this Amendment. Promptly after the First Amendment Effective Date occurs, the Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         Section 4.01 Representations and Warranties. In order to induce the Lenders to consent to the amendments contained herein and to enter into this Amendment, each of Holdings and each Borrower, jointly and severally, represents and warrants as set forth below:

                  (a) The amendment of the Credit Agreement effected pursuant to this Amendment does not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Documents (the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The amendment of the Credit Agreement effected pursuant to this Amendment does not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than filings to be made and other action to be taken with respect to WRC Marketing Corp. and its Capital Securities. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment of the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

                  (b) Each such Obligor reaffirms as of the First Amendment Effective Date such Person's respective covenants and agreements contained in the Credit Agreement and each Security Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Amendment. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the First Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents as amended hereby.

                  (c) Both before and immediately after giving effect to this Amendment, the representations and warranties set forth in Article VI of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

         Section 4.02 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Obligors party hereto enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         Section 4.03 No Default. Both immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01 Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.

         Section 5.02 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         Section 5.03 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

         Section 5.04 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 5.05 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      WEEKLY READER CORPORATION


                                      By:
                                          ----------------------------
                                           Name:
                                           Title:

                                      COMPASSLEARNING, INC.


                                      By:
                                          ----------------------------
                                           Name:
                                           Title:

                                      WRC MEDIA INC.


                                      By:
                                          ----------------------------
                                           Name:
                                           Title:

LENDERS:

                                      ------------------------------------
                                               (Name of Lender)


                                      By:
                                          ----------------------------
                                           Name
                                           Title:

                                      CREDIT SUISSE FIRST BOSTON, as Syndication
                                      Agent and as a Lender


                                      By:
                                          ----------------------------
                                           Name:
                                           Title:


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent and as a Lender


                                      By:
                                          ----------------------------
                                          Name:
                                          Title:

                                     ANNEX I

                         AFFIRMATION AND ACKNOWLEDGMENT